Investment Strategy - BHILL Fund	Jul. 29, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund generally invests in a mix of mutual funds, exchange-traded funds (“ETFs”), and closed-end funds that invest in domestic fixed income securities and may also make direct investments in such fixed income securities. From time to time, the Fund may maintain up to 100% of its assets in a single mutual fund, ETF, or closed-end fund. The Fund’s direct and indirect fixed income holdings may include investment-grade U.S. corporate bonds, asset-backed securities, mortgage-backed securities, high yield (i.e., junk bonds), preferred stocks, variable- and floating-rate instruments, municipal bonds, and U.S Treasuries. The Fund implements a tactical fixed income strategy that seeks to maximize total return across different types of fixed income products and, based on market conditions, may also hold cash and cash equivalents. The Fund’s investments are comprised of an actively managed portfolio of income-producing securities. The Fund may also invest up to 10% of its assets in securities of foreign issuers of U.S. dollar denominated fixed income securities. The Fund may invest up to 100% of its assets in high yield bonds (i.e., junk bonds), which are defined as corporate bonds rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality.
The Fund may invest in fixed-income securities of any duration, maturity or quality. Bramshill periodically shifts the portfolio’s duration opportunistically seeking to generate alpha in both falling and rising interest rate environments. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates were to rise by 1% the price of a fixed income security with a duration of 5 years would be expected to fall 5% and, if interest rates were to fall by 1%, the price of the security would be expected to rise by 5%. Maturity is the date on which a fixed-income security becomes due for payment of principal. In order to hedge certain risks, the Fund may invest in futures contracts, which are a type of derivative instrument. Floating rate instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index (for example, the Treasury Note Constant Maturity Rate).
The Fund may engage in frequent and active trading as part of its principal investment strategies. The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Strategy Portfolio Concentration [Text]	The Fund may also invest up to 10% of its assets in securities of foreign issuers of U.S. dollar denominated fixed income securities. The Fund may invest up to 100% of its assets in high yield bonds (i.e., junk bonds), which are defined as corporate bonds rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality.